UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 10, 2012

LEGGETT & PLATT, INCORPORATED

(Exact name of registrant as specified in its charter)

Missouri	001-07845	44-0324630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 1 Leggett Road, Carthage, MO		64836
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 417-358-8131

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Prior to and culminating on January 10, 2012, we increased the indebtedness under our existing commercial paper program to an aggregate total of $341 million, compared to outstanding commercial paper balances of $135 million and $70 million at September 30, 2011 and December 31, 2011, respectively. The total indebtedness authorized under our commercial paper program is $600 million. We have used, and expect to use, the proceeds from the sale of the commercial paper notes to finance the acquisition of Western Pneumatic Tube Holding, LLC (“Western”), and for ordinary working capital needs and other general corporate purposes. On January 12, 2012, we completed the acquisition of Western, a fabricator of titanium, nickel and other specialty materials for the aerospace industry, where we purchased all of the interests in Western for a cash purchase price of $188 million. Reference is made to our Form 8-K, filed December 21, 2011, where we disclosed the entry into, and the material terms of, the purchase agreement to acquire Western.

We issued the notes in connection with a commercial paper agency agreement previously entered into between us and JPMorgan Chase Bank, N.A. filed on March 15, 2007 as Exhibit 10.1 to our Form 8-K. The notes are unsecured and are issued at par less a discount representing an interest factor, or at par, if interest bearing, with interest based upon market conditions and credit ratings assigned at the time of issuance. The maturity of the notes may not exceed 270 days. The notes are not redeemable or subject to voluntary prepayment prior to maturity. As of January 10, 2012, the outstanding notes had various maturity dates, none exceeding 91 days, and a majority of which mature in 30 days or less. Also, as of January 10, 2012, the notes had a weighted average interest rate of 0.38%. Over the long term, and subject to our capital needs, market conditions and alternative capital market opportunities, we expect to maintain or reduce the indebtedness under the program by continuously repaying and reissuing notes until such time the outstanding notes are retired with cash from operating activities or replaced with long term debt. However, our commercial paper balance may increase or decrease in the short term due to acquisition or divestiture activity and our working capital needs.

Our commercial paper program is supported by our unsecured 5-year, $600 million multi-currency revolving credit agreement. Reference is made to our credit agreement, dated August 19, 2011 filed on August 19, 2011 as Exhibit 10.1 to our Form 8-K. As of January 10, 2012, there was no borrowing and no letters of credit issued under the credit agreement. When we borrow or issue letters of credit under the credit agreement, our capacity under this agreement, and consequently, our ability to issue commercial paper, is reduced by a corresponding amount.

JPMorgan Chase Bank, N.A. and/or its affiliates have provided from time to time, and may continue to provide, commercial banking and related services, as well as investment banking, financial advisory and other services to us and our affiliates for which we have paid and intend to pay customary fees, and, in some cases, out-of-pocket expenses. The commercial paper notes have not been registered under the Securities Act of 1933, as amended, or any state securities laws and may not be reoffered or sold absent registration or applicable exemption from the registration requirements of the Securities Act and applicable state securities laws. This Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities, and is not intended to condition the market in the United States, or elsewhere, for the issuance of our securities.

Item 7.01	Regulation FD Disclosure.

On January 12, 2012, we issued a press release announcing the completion of the acquisition of Western. A copy of the press release is furnished as Exhibit 99.1 and is incorporated by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed or furnished as part of this report:

Exhibit No.	Description

10.1	Commercial Paper Agency Agreement between JPMorgan Chase Bank, N.A. (formerly The Chase Manhattan Bank, N.A.) and the Company, including the Forms of Master Note, dated December 21, 1994, filed March 15, 2007 as Exhibit 10.1 to the Company’s Form 8-K, is incorporated by reference. (SEC File No. 001-07845)

10.2	Credit Agreement, dated August 19, 2011, among the Company, JPMorgan Chase Bank, N.A., as administrative agent, and the participating banking institutions named therein, filed August 19, 2011 as Exhibit 10.1 to the Company’s Form 8-K, is incorporated by reference. (SEC File No. 001-07845)

99.1*	Press Release of Leggett & Platt, Incorporated dated January 12, 2012

* Denotes furnished herewith.

Forward-Looking Statements. This report contains “forward-looking statements.” These statements are identified either by the context in which they appear or by use of words such as “anticipate,” “believe,” “estimate,” “expect,” “forecasted,” “intends,” “may,” “plans,” “should” or the like. All such forward-looking statements, whether written or oral, and whether made by us or on our behalf, are expressly qualified by the cautionary statements described in this provision. Any forward-looking statement reflects only the beliefs of the Company or its management at the time the statement is made. Because all forward-looking statements deal with the future, they are subject to risks, uncertainties and developments which might cause actual events or results to differ materially from those envisioned or reflected in any forward-looking statement. Moreover, we do not have, and do not undertake, any duty to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement was made. For all of these reasons, forward-looking statements should not be relied upon as a prediction of actual future events, objectives, strategies, trends or results. It is not possible to anticipate and list all risks, uncertainties and developments which may cause actual events or results to differ from forward-looking statements. However, some of these risks and uncertainties include: (i) increases or decreases in our capital needs, which may vary depending on a variety of factors, including, without limitation, any acquisition or divestiture activity and our working capital needs, (ii) market conditions and (iii) alternative capital market opportunities, including, without limitation, the relative attractiveness of longer-term debt financing or equity financing; and (iv) other factors described under “Forward-Looking Statements” and “Risk Factors” in the Company’s Annual Report on Form 10-K filed February 24, 2011 with the SEC, as updated by the Company’s Quarterly Reports on Form 10-Q.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGGETT & PLATT, INCORPORATED

Date: January 12, 2012	By:	/S/ JOHN G. MOORE
John G. Moore
Senior Vice President - Chief Legal & HR Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Commercial Paper Agency Agreement between JPMorgan Chase Bank, N.A. (formerly The Chase Manhattan Bank, N.A.) and the Company, including the Forms of Master Note, dated December 21, 1994, filed March 15, 2007 as Exhibit 10.1 to the Company’s Form 8-K, is incorporated by reference. (SEC File No. 001-07845)

10.2	Credit Agreement, dated August 19, 2011, among the Company, JPMorgan Chase Bank, N.A., as administrative agent, and the participating banking institutions named therein, filed August 19, 2011 as Exhibit 10.1 to the Company’s Form 8-K, is incorporated by reference. (SEC File No. 001-07845)

99.1*	Press Release of Leggett & Platt, Incorporated dated January 12, 2012

* Denotes furnished herewith.